UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — October 3, 2008 (October 2, 2008)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞  Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞  Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2008, Jeffrey Epstein (a member of the Company’s Board of Directors and Chairman of the Audit Committee) became the Executive Vice President and Chief Financial Officer of Oracle Corporation (NASDAQ: ORCL).

On October 2, 2008, Mr. Epstein informed the Company that he would resign from the Company’s Board of Directors effective October 31, 2008, due to his full-time commitment as the newly-appointed Chief Financial Officer of Oracle. The Company expressed its sincere appreciation for Mr. Epstein’s significant contributions during his tenure with the Company.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Correspondence from Jeffrey Epstein, dated October 2, 2008, and correspondence from Miles Nadal, dated October 3, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 3, 2008	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel & Corporate Secretary